UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 26, 2007

Bar Harbor Bankshares
(Exact Name of Registrant as Specified in Its Charter)

Maine
(State or Other Jurisdiction of Incorporation)

841105-D                                 01-0393663
(Commission File Number) (IRS Employer Identification No.)

P.O. Box 400
Main Street, Bar Harbor, ME       04609-0400
(Address of Principal Executive Offices) (Zip Code)

(207) 288-3314
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03:   AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS;
                       CHANGES IN FISCAL YEAR

The Board of Directors of Bar Harbor Bankshares (the "Company") voted on November 20, 2007 to amend section 4.2 of the Company’s Bylaws to eliminate the election of directors for staggered terms in favor of annual elections of all directors. The amendment is subject to and effective upon applicable regulatory approvals. Under previous section 4.2 of the Company Bylaws, the term of each director was for three (3) years and at each Annual Meeting the Company Stockholders elected one third of the total number of directors for a term not to exceed three (3) years. A copy of the Company Bylaws as amended is filed herewith as Exhibit 3(ii).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

            (a) Not Applicable
            (b) Not Applicable
            (c) Not Applicable

            (d)   Exhibits No.    Description:

                    Item 3(ii)        Company Bylaws as Amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 26, 2007

BAR HARBOR BANKSHARES

 /s/Marsha C. Sawyer

Marsha C. Sawyer
Clerk